EXHIBIT 10.61
EXECUTION VERSION
FIRST AMENDMENT TO THE SUPPORT AGREEMENT
     THIS FIRST AMENDMENT dated as of October 2, 2009 (this “Amendment”) to the Support Agreement (the “Original Agreement”) dated as of July 2, 2009, is among Quest Resource Corporation, a Nevada corporation, Quest Midstream Partners, L.P., a Delaware limited partnership (“QMLP”), Quest Energy Partners, L.P., a Delaware limited partnership, Alerian Opportunity Partners IV, LP and Alerian Opportunity Partners IX, LP (collectively, “Alerian”), and each of the unitholders of QMLP listed on Schedule I to the Original Agreement (collectively and together with Alerian, the “QMLP Investors”).
     WHEREAS, the parties to the Original Agreement wish to amend the Original Agreement pursuant to Section 6.05 thereof to correct a clerical error, to reflect the proposed amendment to the Merger Agreement (as defined below) being executed simultaneously herewith and to add Alerian as a party to the Original Agreement.
     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein and in the Original Agreement, the parties hereto hereby agree as follows:

1.	Definition of QMLP Investors
     In the preamble of the Original Agreement, the definition of “QMLP Investor” is hereby amended so that it includes Alerian and each of the unitholders of QMLP listed on Schedule I to the Original Agreement.

2.	Recitals of the Original Agreement
     In the second recital of the Original Agreement, the reference to “3,417,568” is hereby changed to “6,346,888.”
     The third recital of the Original Agreement is hereby amended and restated in its entirety to provide as follows:
     “WHEREAS, on the date of this Agreement, (1) Swank MLP Convergence Fund, LP, Swank Investment Partners, LP, The Cushing MLP Opportunity Fund I, LP and The Cushing GP Strategies Fund, LP (collectively, “Swank”) collectively own of record and beneficially, and have the right to vote, 7.5% of the outstanding membership interests of Quest Midstream GP, LLC, a Delaware limited liability company (“QMGP”) and (2) Alerian Opportunity Partners IV, LP and Alerian Opportunity Partners IX, LP (collectively, “Alerian”) collectively own of record and beneficially, and have the right to vote, 7.5% of the outstanding membership interests of QMGP;”

     The fourth recital of the Original Agreement is hereby amended and restated in its entirety to provide as follows:
     “WHEREAS, simultaneously with the execution and delivery of this Agreement, QRC, QMLP, QELP, QMGP, Quest Energy GP, LLC, a Delaware limited liability company (“QEGP”), New Quest Holdings Corp., a Delaware corporation (“Holdco”), Quest Resource Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of Holdco (“QRC Merger Sub”), Quest Energy Acquisition, LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of QRC (“QELP Merger Sub”), Quest Midstream Holdings Corp., a Delaware corporation and a wholly-owned direct subsidiary of Holdco (“QMHC”), and Quest Midstream Acquisition, LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of QMAC (“QMLP Merger Sub”), are entering into an Agreement and Plan of Merger, dated as of July 2, 2009 (as amended from time to time, the “Merger Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement), pursuant to which, among other things, (i) QRC Merger Sub will be merged with and into QRC, with QRC surviving as a wholly-owned subsidiary of Holdco (the “QRC Merger”), (ii) QELP Merger Sub will be merged with and into QELP, with QELP surviving as a wholly-owned subsidiary of QRC (the “QELP Merger”), (iii) QMLP will be merged with and into QMLP Merger Sub, with QMLP Merger Sub surviving as a wholly-owned subsidiary of QRC (the “QMLP Merger”), and (iv) promptly after the Effective Time, QMGP will merge with and into QMLP Merger Sub, with QMLP Merger Sub as the surviving entity (the “QMGP Merger”);”

3.	Section 1.04 of the Original Agreement
     Section 1.04 of the Original Agreement is hereby amended and restated in its entirety to provide as follows:
     “Section 1.04 Support of QMGP Merger by Swank and Alerian. Each of Swank and Alerian hereby approves, authorizes and consents to the QMGP Merger as contemplated by the Merger Agreement and shall take any and all actions and execute and deliver any and all documents necessary to effectuate the QMGP Merger as contemplated by the Merger Agreement.”

4.	Article 3 of Original Agreement
     Alerian hereby, severally and not jointly with the other QMLP Investors, represents and warrants to QELP, QMLP and QRC as to each of the matters set forth in Article 3 of the Original Agreement.

5.	Section 5.01 of the Original Agreement
     Section 5.01 of the Original Agreement is hereby amended by adding “each of” immediately before “Swank” and by adding “and Alerian” immediately after “Swank.”

6.	Schedule I to the Original Agreement
     Schedule I to the Original Agreement is hereby amended and restated in its entirety to provide as follows:
SCHEDULE I
QMLP INVESTORS

		Common Units
Entity	Address for Notice	Held of Record
	Swank Capital, LLC
Swank MLP Convergence	Oak Lawn Avenue, Suite 650
Fund, LP	Dallas, TX 75219	592,497

	Swank Capital, LLC
The Cushing MLP	Oak Lawn Avenue, Suite 650
Opportunity Fund I, LP	Dallas, TX 75219	1,078,470

	Swank Capital, LLC
Bel Air MLP Energy	Oak Lawn Avenue, Suite 650
Infrastructure Fund, LP	Dallas, TX 75219	154,564

	Tortoise Capital Resources Corporation
Tortoise Capital Resources	10801 Mastin Blvd. Suite 222
Corporation	Overland Park, KS 66210	1,216,881

Tortoise North American	Tortoise North American
Energy Corporation (as	Energy Corporation
successor to Tortoise Gas	11550 Ash Street, Suite 300
and Oil Corporation)	Leawood, KS 66211	479,150

	Kayne Anderson Energy
Kayne Anderson Energy	Development Company
Development Company, as	1800 Avenue of the Stars,
successor to KED MME	Second Floor
Investment Partners, L.P.	Los Angeles, CA 90067	360,650

	Alerian Capital Management LLC
	2100 McKinney Avenue
Alerian Opportunity	18th Floor
Partners IV, LP	Dallas, TX 75201	1,949,461

	Alerian Capital Management LLC
	2100 McKinney Avenue
Alerian Opportunity	18th Floor
Partners IX, LP	Dallas, TX 75201	352,922

		Common Units
Entity	Address for Notice	Held of Record
	Alerian Capital Management LLC
	2100 McKinney Avenue
	18th Floor
Alerian Capital Partners LP	Dallas, TX 75201	123,652

	Alerian Capital Management LLC
	2100 McKinney Avenue
	18th Floor
Alerian Focus Partners LP	Dallas, TX 75201	38,641
	Total	6,346,888

7.	Additional Party to the Original Agreement
     The parties to the Original Agreement hereby consent to the addition of Alerian as a party to the Original Agreement, as if Alerian had been a party to the Original Agreement since the date upon which the Original Agreement was executed and delivered by the parties thereto. Alerian hereby agrees to be bound by, and to observe and comply with, all of the terms and provisions of the Original Agreement as fully and to the same extent as if Alerian had been a party to the Original Agreement since the date upon which the Original Agreement was executed and delivered by the parties thereto.

8.	Consent to the Amendment to the Merger Agreement
     The QMLP Investors and QRC hereby consent to the First Amendment dated as of October 2, 2009 to the Agreement and Plan of Merger dated as of July 2, 2009 among Holdco, QRC, QMLP, QELP, QMGP, QEGP, QRC Merger Sub, QELP Merger Sub, QMHC and QMLP Merger Sub.

9.	Other Terms of the Original Agreement
     Except as otherwise expressly set forth in this Amendment, all the provisions of the Original Agreement are hereby ratified and confirmed by the parties and shall remain in full force and effect. All references in the Original Agreement to “this Agreement” shall be read as references to the Original Agreement, as amended by this Amendment, but references to the date of the Original Agreement therein shall remain references to July 2, 2009.

10.	Counterparts
     This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

11.	Headings
     Headings of the Sections of this Amendment are for the convenience of the parties only and shall be given no substantive or interpretative effect whatsoever.

12.	Governing Law
     This Amendment and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of law provisions thereof that would cause the laws of any other jurisdiction to apply.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be duly executed as of the date and year first above written.

QUEST RESOURCE CORPORATION

By:	/s/ David Lawler

David Lawler President and Chief Executive Officer

QUEST MIDSTREAM PARTNERS, L.P.

By:	Quest Midstream GP, LLC, its General Partner

By:	/s/ David Lawler

David Lawler President and Chief Executive Officer

QUEST ENERGY PARTNERS, L.P.

By:	Quest Energy GP, LLC, its General Partner

By:	/s/ Gary Pittman

Gary Pittman Chairman of the Board of Directors of Quest Energy GP, LLC
[Signature Page to First Amendment to Support Agreement]

SWANK MLP CONVERGENCE FUND, LP

By:	SWANK ENERGY INCOME ADVISORS, L.P. Its General Partner

By:	SWANK CAPITAL, LLC Its General Partner

By:	/s/ Jerry V. Swank

Jerry V. Swank Manager

THE CUSHING MLP OPPORTUNITY FUND I, LP

By:	CARBON COUNTY PARTNERS I, LP Its General Partner

By:	CARBON COUNTY GP I, LLC Its General Partner

By:	/s/ Jerry V. Swank

Jerry V. Swank Manager
[Signature Page to First Amendment to Support Agreement]

BEL AIR MLP ENERGY INFRASTRUCTURE FUND, LP

By:	SWANK ENERGY INCOME ADVISORS, L.P. its investment advisor

By:	SWANK CAPITAL, LLC Its General Partner

By:	/s/ Jerry V. Swank

Jerry V. Swank Manager

TORTOISE CAPITAL RESOURCES CORPORATION

By:	/s/ Edward Russell

Edward Russell President

TORTOISE NORTH AMERICAN ENERGY CORPORATION

By:	/s/ Rob Thummel

Rob Thummel President

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

By:	/s/ James C. Baker

James C. Baker Executive Vice President
[Signature Page to First Amendment to Support Agreement]

ALERIAN OPPORTUNITY PARTNERS IV, LP

By:	Alerian Opportunity Advisors IV, LLC Its General Partner

By:	/s/ Gabriel Hammond

Gabriel Hammond Managing Member

ALERIAN OPPORTUNITY PARTNERS IX, LP

By:	Alerian Opportunity Advisors IX, LLC Its General Partner

By:	/s/ Gabriel Hammond

Gabriel Hammond Managing Member
[Signature Page to First Amendment to Support Agreement]

ALERIAN CAPITAL PARTNERS, LP

By:	Alerian Capital Advisors, LLC Its General Partner

By:	/s/ Gabriel Hammond
/s/ Gabriel Hammond
Gabriel Hammond Managing Member

ALERIAN FOCUS PARTNERS, LP

By:	Alerian Focus Advisors, LLC Its General Partner

By:	/s/ Gabriel Hammond

Gabriel Hammond Managing Member

[Signature Page to First Amendment to Support Agreement]